UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 12, 2007

PharmaNet Development Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16119 (Commission File Number)	59-2407464 (IRS Employer Identification No.)
504 Carnegie Center, Princeton, NJ 08540
(Address of Principal Executive Offices) (Zip Code)
(609) 951-6800
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.
     On March 12, 2007, PharmaNet Development Group, Inc. (the “Company”) received notice that the U.S. Securities and Exchange Commission (the “SEC”) staff has secured a formal order of private investigation in connection with the previously disclosed SEC informal inquiry which was commenced in December 2005. The formal order relates to revenue recognition, earnings, company operations and related party transactions. The Company has been and continues to cooperate fully with the SEC. The Company currently believes that the formal order will not have any impact on the Company’s 2006 year-end earnings previously disclosed on March 1, 2007.
     The Company simultaneously filed a Form 12b-25 today indicating that the Company will not file its Form 10-K for the year ended December 31, 2006 by March 16, 2007. The Company’s management and its independent registered public accounting firm need additional time to finalize the Company’s year-end audit. The Company expects to file its Form 10-K for the year ended December 31, 2006 no later than Friday, March 23, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 16, 2007

PHARMANET DEVELOPMENT GROUP, INC.
By:	/s/ John P. Hamill
	Name:	John P. Hamill
	Title:	EVP and Chief Financial Officer